                                                                   EXHIBIT 10.36

                               SIXTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  This Sixth Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of November 19, 1998 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                              PRELIMINARY STATEMENT

                  A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998, that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 26, 1998, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 24, 1998 and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1998 (as so amended, the "Credit Agreement").

                  B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

                  NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                  Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

                  Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  a. Section 2.04(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(d) So long as any of the Commitments are in effect
                  and until payment in full of all Loans hereunder, effective on or about March 15 and September 15 of each year commencing March 15, 1999 (each being a "Scheduled Redetermination Date"), the Agent with the approval of all of the Banks or the Majority Banks, as applicable, shall redetermine the amount of the Borrowing Base in accordance with Section 2.04(b). If, on or before December 31, 1998, the Borrower has not consummated the acquisition of the Oil and Gas Properties and related assets from Pioneer Natural Resources USA, Inc. ("Pioneer") as contemplated under that Purchase and Sale Agreement between Pioneer and the Borrower, dated September 4, 1998, the Agent with the approval of all of the Banks or the Majority Banks, as applicable, shall redetermine the amount of the Borrowing Base in accordance with Section 2.04(b) (the "Pioneer Redetermination"). In addition, at any time after the first scheduled Redetermination Date, (i) the Borrower may request a redetermination of the Borrowing Base on its own initiation at any time in connection with a proposed acquisition of Oil and Gas Properties with a fair market value in excess of $10,000,000 and at one additional time during any consecutive twelve (12) month period (each redetermination of the Borrowing Base under this sentence, whether initiated by the Borrower or the Agent, being referred to herein as an "Unscheduled Redetermination"), and (ii) the Agent may initiate an Unscheduled Redetermination of the Borrowing Base at any time as the Agent may so elect; provided, however, that the Agent may initiate only one such Unscheduled Redetermination during any consecutive twelve (12) month period (each being an "Unscheduled Redetermination Date"). Any Unscheduled Redetermination of the Borrowing Base on an Unscheduled Redetermination Date shall be in accordance with
                  Section 2.04(b)."

                  b. Section 5.10(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b) With respect to the Pioneer Redetermination
                  contemplated by the second sentence of Section 2.04(d) or any Unscheduled Redetermination of the Borrowing Base initiated under Section 2.04(d), the Borrower shall furnish to the Bank Group a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower (or upon the request of the Agent prepared by independent petroleum engineers acceptable to the Agent) covering the Borrower's Oil and Gas Properties. Such Reserve Report shall be prepared in accordance with the procedures set forth in Section 5.10(a), shall contain such other information as the Agent may reasonably request and shall have an "as of date" as requested by the Agent. For any Unscheduled Redetermination of the Borrowing Base initiated by the Agent under Section 2.04(d), the Borrower shall provide such Reserve Report as soon as possible, but in any event no later than 30 days following the Borrower's receipt of notice of such Unscheduled Redetermination from the Agent. With respect to the Pioneer Redetermination, the Borrower shall provide such Reserve Report on or before January 31, 1999."

                  c. Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 6.07. Sales of Properties. The Borrower will
                  not, and will not permit any of its Subsidiaries to, sell, transfer, assign, farm-out, lease or otherwise transfer or dispose of any Properties other than (a) sales of Hydrocarbon production in the ordinary course of business and sales of obsolete or worn-out equipment in the ordinary course of business, (b) sales or transfers of Properties by any of the Borrower's wholly-owned Subsidiaries to the Borrower or any such other wholly-owned Subsidiary, (c) the sale of the Concho 1998 Properties for a purchase price of $8,466,000 (as such purchase price may be adjusted under the terms of the Concho 1998 Purchase Agreement), and (d) any other sale of Properties sold at fair market value, so long as the aggregate Net Proceeds for all such sales made under this subclause (d) during the period between each redetermination of the Borrowing Base does not exceed $1,000,000."

                  d. The following defined terms are hereby added to Annex A of the Credit Agreement in their appropriate alphabetical order:

                           ""Concho 1998 Properties" means the Borrower's Oil
                  and Gas Properties and other related assets described as the "Assets" in the Concho 1998 Purchase Agreement.

                           "Concho 1998 Purchase Agreement" means that certain
                  Purchase and Sale Agreement dated as of November 2, 1998, by and between the Borrower and Concho Resources, Inc., a Delaware corporation, as amended by that certain letter agreement dated November 18, 1998."

                  Section 3. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

                  Section 4. Effectiveness. This Amendment shall become effective in accordance with the terms of the Credit Agreement subject to the condition precedent that the Borrower shall have delivered to the Agent a complete copy of the fully executed Concho 1998 Purchase Agreement. This Amendment may be executed in separate counterparts, all of which constitute one and the same instrument.

                  Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

                  Section 6. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 7. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.


                                           COSTILLA ENERGY, INC.


                                           By:  /s/
                                               ---------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------

                                           BANKERS TRUST COMPANY,
                                             as Agent and Bank


                                           By:   /s/
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                                           UNION BANK OF CALIFORNIA, N.A.,
                                              as Co-Agent and Bank


                                           By:   /s/
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------


                                           By:   /s/
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                                           DEN NORSKE BANK ASA,
                                              as Bank


                                           By:   /s/
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                                           By:   /s/
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                                           WELLS FARGO BANK (TEXAS), N.A.,
                                              as Bank


                                           By:   /s/
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------